Exhibit 4.2

Mailing Address:	Location:
PO Box 9431 Stn Prov Govt	2nd Floor - 940 Blanshard Street
Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Victoria BC 1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies
Notice of Articles
BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: July 2, 2021 09:31 AM Pacific Time

Incorporation Number:             C0713891

Recognition Date and Time: Continued into British Columbia on January 17, 2005 10:59 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

FIRST MAJESTIC SILVER CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
25TH FLOOR, 666 BURRARD STREET	25TH FLOOR, 666 BURRARD STREET
VANCOUVER BC V6C 2X8	VANCOUVER BC V6C 2X8
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
25TH FLOOR, 666 BURRARD STREET	25TH FLOOR, 666 BURRARD STREET
VANCOUVER BC V6C 2X8	VANCOUVER BC V6C 2X8
CANADA	CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Fudge Jr., Thomas F.

Mailing Address:	Delivery Address:
2536 RIMROCK AVENUE	2536 RIMROCK AVENUE
SUITE 400-360	SUITE 400-360
GRAND JUNCTION CO 81505	GRAND JUNCTION CO 81505
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
des Rivieres, Jean

Mailing Address:	Delivery Address:
604 RUE MAIN	604 RUE MAIN
HUDSON HEIGHTS QC J0P 1J0	HUDSON HEIGHTS QC J0P 1J0
CANADA	CANADA

Last Name, First Name, Middle Name:
Rustad, Colette

Mailing Address:	Delivery Address:
2983 WEST 39TH AVENUE	2983 WEST 39TH AVENUE
VANCOUVER BC V6N 2Z5	VANCOUVER BC V6N 2Z5
CANADA	CANADA

Last Name, First Name, Middle Name:
Co, Marjorie

Mailing Address:	Delivery Address:
1800 - 925 WEST GEORGIA STREET	1800 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2	VANCOUVER BC V6C 3L2
CANADA	CANADA

Last Name, First Name, Middle Name:
Penrose, Douglas

Mailing Address:	Delivery Address:
1800 - 925 WEST GEORGIA STREET	1800 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2	VANCOUVER BC V6C 3L2
CANADA	CANADA

Last Name, First Name, Middle Name:
Lopez, Ana

Mailing Address:	Delivery Address:
1223 BRACKNELL CRESCENT	1223 BRACKNELL CRESCENT
NORTH VANCOUVER BC V7R 1V4	NORTH VANCOUVER BC V7R 1V4
CANADA	CANADA

Page: 2 of 3

Last Name, First Name, Middle Name:
Neumeyer, Keith

Mailing Address:	Delivery Address:
SUITE 1800 - 925 WEST GEORGIA STREET	SUITE 1800 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2	VANCOUVER BC V6C 3L2
CANADA	CANADA

AUTHORIZED SHARE STRUCTURE

1. No Maximum	Common Shares	Without Par Value

Without Special Rights or
Restrictions attached
– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

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